Exhibit 99.1

412 Mt. Kemble Ave, Ste 110C
Morristown,
NJ 07960, USA
1-973-461-5200
www.majesco.com

PRESS RELEASE

December 27, 2018

Majesco Announces Record Date for its Rights Offering to

Shareholders

Morristown, NJ December 27, 2018 – Majesco (NYSE American: MJCO), a global provider of cloud insurance software solutions for insurance business transformation, today announced that the record date for its previously announced rights offering will be January 7, 2019.

Under the proposed rights offering, Majesco will distribute to its shareholders, at no charge, one non-transferable subscription right for each share of common stock held or deemed to be held on the record date. Each right will entitle the holder to purchase one-sixth of a share of Majesco’s common stock at a subscription price of $7.10 per whole share.

The net proceeds from the rights offering, for which the Company has filed a registration statement with the Securities and Exchange Commission (the “SEC”), will be used  to fund the remainder of the Exaxe acquisition, pay off debt, and accelerate cloud growth, which includes additional acquisition opportunities.

The registration statement relating to the rights offering has been filed with the SEC but has not yet become effective. The securities may not be sold, nor may offers to buy be accepted, before the registration statement is declared effective. At that time, a copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting the Information Agent, Broadridge Corporate Issuer Solutions, Inc., by email at Shareholder@Broadridge.com or by telephone at 888-789-8409. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such jurisdiction.

About Majesco

Insurance business transformation is a journey of change and revitalization, a renaissance of Insurance.  Approximately 160 insurance companies worldwide in P&C, L&A and Group/ Employee Benefits are transforming their businesses with Majesco’s solutions.  Our market leading software, consulting and services uniquely underpin the entire insurance value chain and are designed to empower insurers with the agility, innovation and speed needed to meet their transformation opportunities.  Majesco’s solutions include policy management, new business / underwriting, rating, billing, claims management, distribution management, BI/ analytics, predictive modeling, digital platform with mobile and portal, testing services, cloud services, bureau and content services, transformation services, consulting services and more.  For more details on Majesco, please visit www.majesco.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K and Majesco’s Registration Statement on Form S-1.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this press release include, but are not limited to: integration risks;  changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; technology development risks; intellectual property rights risks; competition risks; additional scrutiny and increased expenses as a result of being a public company; the financial condition, financing requirements, prospects and cash flow of Majesco; loss of strategic relationships; changes in laws or regulations affecting the insurance industry in particular; restrictions on immigration; the ability and cost of retaining and recruiting key personnel; the ability to attract new clients and retain them and the risk of loss of large customers; continued compliance with evolving laws; customer data and cybersecurity risk; and Majesco’s ability to raise capital to fund future growth.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Corporate Contact
Ann Massey
SVP-Finance
(973) 461-5190
ann.massey@majesco.com

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